                                                                    Exhibit 10.9

ADDENDUM NO. 4 TO LEASE AGREEMENT NO. 2267 DATED 7/24/89 BY AND BETWEEN WILLOW
------------------------------------------------------------------------------
LAKE ASSOCIATES AND CORTELCO SYSTEMS, INC., A SUBSIDIARY OF CORTELCO SYSTEMS
----------------------------------------------------------------------------
HOLDING CORP.
-------------

WHEREAS, COTERLCO USA, INC., A SUBSIDIARY OF INTERNATIONAL TELECOMMUNICATION CORP., ("Original Tenant") and CMSMI - WILLOW 810, LIMITED PARTNERSHIP ("Original Landlord") have entered into Lease Agreement No. 2267 dated 7/24/89, Addendum No. 1 dated 10/3/89, Addendum No. 2 dated 2/6/91 and Addendum No. 3 dated 10/10/94 (collectively the "Lease") covering 21,952 total square feet of space located at 4117-4119 Willow Lake Boulevard, Willow Lake Business Park, Building NO. 8, Memphis Tennessee 38118 ("Premises"), and

WHEREAS, Original Tenant has assigned its interest in the Lease to Cortelco Systems, Inc., a subsidiary of Cortelco Systems Holding Corp. ("Tenant"), and Original Landlord previously assigned its interest in the Lease to Willow Lake Associates, a Florida General Partnership ("Landlord"), and

WHEREAS, Tenant has been on a month-to-month basis since October 12, 1997 and Tenant and Landlord wish to amend this Lease for the purpose of extending the Lease term for a period of twenty (20) months and making such other amendments as set forth herein.

NOW, THEREFORE, for and in consideration of the Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is amended as follows:

1.  Paragraph 1. Term.  The term of the Lease shall hereby be extended for a
    -----------------
period of twenty (20) months commencing October 1, 1997 and expiring on May 31, 1999.

2.  Paragraph 2. Base Rent.  Commencing October 1, 1997, the monthly rental
    ----------------------
shall be at a rate of FIFTEEN THOUSAND NINETY TWO AND 00/100 DOLLARS ($15,092.00) PER MONTH.

3.  Tenant Improvements.  The space shall be provided in an "AS-IS condition and
    -------------------
Landlord will provide no improvements to the Premises.

4.  Paragraph 6.  Tenant's Repairs.  In accordance with Paragraph 6 of the
    ------------------------------
Lease, commencing October 1, 1997, Tenant shall be responsible for its proportionate share of common area maintenance charges currently estimated at Seven Hundred Twelve Dollars ($712) per month.

5. It is hereby agreed that Item 6. Renewal Option and Item 7. Expansion Option as per Addendum No. 3 are hereby deleted in their entirety.


ALL PROVISIONS OF THE LEASE not herein specifically modified and amended shall remain in full force and effect and are hereby reaffirmed by the parties.

                                       1.

WITNESSED OUR HANDS this _____ day of April, 1998.

AGREED TO:

LANDLORD

WILLOW LAKE ASSOCIATES, a Florida general partnership

By:  Amberwood, Inc., a Florida corporation

     By: /s/ Jack Azout
        ---------------------------------------
           Jack Azout, President

By:  Stillwood Inc., a Florida corporation

     By: /s/ Isaac Sredni
        ---------------------------------------
           Isaac Sredni, President

WITNESS AS TO LANDLORD:________________________

TENANT

CORTELCO SYSTEMS INC., A SUBSIDIARY OF CORTELCO SYSTEMS HOLDING CORP.

By: /s/ J. Michael O'Dell             Date: 4/6/98
   ----------------------------            -------
Title: President
      -------------------------
WITNESS AS TO TENANT: /s/ Stephen N. Samp
                     ---------------------

                                      2.

ADDENDUM NO. 3 TO LEASE AGREEMENT NO. 2267, DATED 7/24/89 BY AND BETWEEN WILLOW
-------------------------------------------------------------------------------
LAKE ASSOCIATES AND CORTELCO USA, INC., A SUBSIDIARY OF INTERNATIOANL
---------------------------------------------------------------------
TELECOMMUNICATION CORP.
-----------------------

WHEREAS, CORTELCO USA, INC., A SUBSIDIARY OF INTERNATIONAL TELECOMMUNICAITON CORP., ("Tenant") and WILLOW LAKE ASSOCIATES, a Florida General Partnership (successor in interest to CMSMI-Willow 810, Limited Partnership), ("Landlord") have entered into Lease Agreement No. 2267 dated 7/24/89, Addendum No. 1 dated 10/3/89 and Addendum No. 2 dated 2/6/91 ("Lease") covering 21,952 total square feet of space located at 4117-4119 Willow Lake Boulevard, Willow Lake Business Park, Building No. 8, Memphis, Tennessee 38118 ("Premises"), and

WHEREAS, Tenant and Landlord wish to amend this Lease for the purpose of extending the Lease term for a period of thirty-six (36) months and making such other amendments as set forth herein.

NOW THEREFORE, for and in consideration of the Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is amended as follows:

1.  Paragraph 1 - Term.  The term of the Lease shall hereby be extended for a
    ------------------
    period of thirty-six (36) months commencing October 1, 1994 and expiring on September 30, 1997.

2.  Paragraph 2 - Base Rent.  Commencing October 1, 1994, the monthly rental
    -----------------------
    shall be at a rate of Thirteen Thousand Thirty-Four and 22/100 Dollars ($13,034.22) per month.

3.  Tenant Improvements.  Landlord will provide no improvements to the Premises
    -------------------
    for the period October 1, 1994 through September 30, 1997.

4.  Landlord's Consent.  Anywhere in this Lease that Landlord's prior written
    ------------------
    consent is required, it is agreed that said consent shall not be unreasonably withheld or denied.

5.  Paragraph 17 - Events of Default.  Paragraph 17 shall be amended to read,
    --------------------------------
    "and such failure shall continue for a period of five (5) days from the date of notification by Landlord."

6.  Renewal Option.  Landlord grants Tenant the right to renew this Lease for
    --------------
    one (1) further term of five (5) years duration under rates and terms to be negotiated in good faith by Tenant and Landlord based upon the prevailing market rental rates for properties of equivalent quality, size, utility and location at that time provided: (i) that Tenant shall have performed all of the covenants of this Lease; (ii) that Tenant shall have notified Landlord in writing not less than ninety (90) days prior to the expiration of the original term of this Lease that Tenant elects to renew; and (iii) that prior to the expiration of the original term, Tenant shall have signed a new lease agreement on the form then employed by the Landlord for its Memphis properties.

                                      3.

7.  Expansion Option.  While this Lease is in full force and effect, Landlord
    ----------------
    shall grant to Tenant an ongoing right-of-first refusal throughout the term of this Lease for any unleased space contiguous to their current space. Said right-of-first refusal shall be predicated upon there being no incurred default by the Tenant. In the event Tenant elects to exercise said right-of-first refusal, Tenant shall give written notice of its election to Landlord within five (5) days from receipt of written notification by Landlord. The rent for the premises leased under and by virtue shall commence upon occupancy of the premises or within thirty (30) days of tenant's election to take space or whichever occurs first. The Lease for the said premises shall be on the same terms and conditions as prevailed elsewhere in this Lease, except that the rent shall be at a market rate. In the event Tenant elects not to exercise this right-of-refusal when so notified by the Landlord, then this right-of-first refusal shall be void for the balance of the lease term.

ALL PROVISIONS OF THE LEASE not herein specifically modified and amended shall remain in full force and effect and are hereby reaffirmed by the parties.

WITNESSED OUR HANDS this 10/th/ day of October, 1994.


AGREED TO:


LANDLORD


WILLOW LAKE ASSOCIATES, a Florida general partnership

By:  Amberwood, Inc., a Florida corporation

     By: /s/ Jack Azout
        ------------------------------
            Jack Azout, President

By:  Stillwood Inc., a Florida corporation

     By: /s/ Isaac Sredni
        ------------------------------
              Isaac Sredni, President


WITNESS AS TO LANDLORD: /s/ Sharon A. O. Reilly
                       ---------------------------

TENANT

                                      4.

CORTELCO SYSTEMS INC., A SUBSIDIARY OF
CORTELCO SYSTEMS HOLDING CORP.


By: /s/                                      Date: 9/22/94
   ------------------------                       -----------
Title: President
      ---------------------
WITNESS AS TO TENANT /s/
                    ------------------
                                      5.

ADDENDUM NO. 2 TO LEASE AGREEMENT NO. 2267 DATED 07/24/89 BY AND BETWEEN CMSMI-
------------------------------------------------------------------------------
WILLOW 810, LIMITED PARTNERSHIP AND CORTELCO USA, INC., A SUBSIDIARY OF
-----------------------------------------------------------------------
INTERNATIONAL TELECOMMUNICATION CORP.
-------------------------------------

This Lease Agreement shall be modified as follows:

Item No. 1 Base Rent and Security Deposit:  Effective August 1, 1991, base rent
-----------------------------------------
shall increase from $9,158.56 per month to $12,413.54 per month.

Item No. 2 Premises:  Description of the premises shall change from reading
-------------------
15,159 square feet to read 21,952 square feet located at 4117 - 4119 Willow Lake Blvd., Bldg. 8.

Item No. 2 Beneficial Occupancy:  As additional consideration for tenant to
-------------------------------
expand by 6,793 square feet, Landlord commits to provide Tenant a minimum of three (3) months free rent from the beginning of occupancy for the new expanded premises.

Item No. 4 Tenant Improvements:  As consideration for the Landlord to enter into
------------------------------
this Agreement, Tenant understands that Tenant will be responsible for paying for all necessary Tenant improvements for the new expansion. In addition, immediately following occupancy of the new expansion space by Cortelco, Landlord will cancel and make null and void Lease Agreement. No. 2316, dated February 16, 1990, by and between Cortelco USA, Inc. and CMSMI-Willow 810, Limited Partnership.

All other terms and conditions of the original Lease Agreement shall remain in full force and effect and unaltered by this Addendum No. 2.

Effective date of this Addendum No. 2 shall be February 6, 1991.

AGREED:

     CMSMI-WILLOW 810, LIMITED PARTNERSHIP
By:  TCC Memphis Industrial Development II, Inc.
     -------------------------------------------
     Managing General Partner


By:  /s/ Dudley Mitchell                  Title:  President
     -------------------                         ---------------------
     Dudley Mitchell

     CORTELCO USA, INC., A SUBSIDIARY OF
     INTERNATIONAL TELECOMMUNICATION CORP.
     -------------------------------------

By:  /s/ Steve J. Fry                     Title:  President
     ------------------                          ----------------------
     Steve J. Fry

                                      6.

ADDENDUM NO. 1 TO LEASE AGREEMENT NO. 2267 DATED 07/24/89 BY AND BETWEEN CMSMI-
------------------------------------------------------------------------------
WILLOW 810, LIMITED PARTNERSHIP AND CORINTH TELECOMUNICATIONS CORP., A
----------------------------------------------------------------------
SUBSIDIARY OF ALCATEL BUSINESS SYSTEMS, INC.
--------------------------------------------

This Lease Agreement shall be modified as follows:

Item No. 1 Base Rent and Security Deposit:  Base rent shall change form
-----------------------------------------
$9,240.73 to $9,158.56 per month.

Item No. 2 Exhibit "A":  Description of premises shall change from reading
-------------------------
15,295 square feet to 15,159 square feet.

All other terms and conditions of the original Lease Agreement shall remain in full force and effect and unaltered by this Addendum No. 1.

Effective date of this Addendum No. 1 shall be October 3, 1989.



AGREED:

     CMSMI-WILLOW 810, LIMITED PARTNERSHIP
By:  TCC Memphis Industrial Development II, Inc.
     -------------------------------------------
     Managing General Partner


By:  /s/ Dudley Mitchell                     Title:  President
     ----------------------------                    ----------------------

     CORINTH TELECOMMUNICATIONS CORP., A
     SUBSIDIARY OF ALCATEL BUSINESS SYSTEMS, INC.
     --------------------------------------------


By:  /s/ Steve J. Fry                        Title:  President
     ----------------------------                    ---------------------

                                      7.

STANDARD COMMERCIAL LEASE AGREEMENT                Willow Lake Business Park, #8
                                                   -----------------------------
(EXISTING BUILDING) 79                                4119 Willow Lake Boulevard
                                                      --------------------------
                                                        Lease Agreement No. 2267
                                                       -------------------------
                                                                 Date:  07/24/89

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into by and between CMSMI-WILLOW
                                                                ------------
810, LIMITED PARTNERSHIP hereinafter referred to as "Landlord", and CORINTH
------------------------                                            -------
TELECOMMUNICATION CORP., A SUBSIDIARY OF ALCALTEL BUSINESS SYSTEMS, INC.
------------------------------------------------------------------------
hereinafter referred to as "Tenant";

     1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants here, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from landlord certain premises situated within the County of Shelby, State of Tennessee, more particularly described on Exhibit "A"
          ------           ---------
attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated upon said premises (said real property, buildings and improvements hereinafter referred to as the "premises").

     TO HAVE AND TO HOLD the same for a term commencing on October 1, 1989 and
                                                           ---------------
ending September 30, (60) months thereafter.  Tenant acknowledges that it has
       ------------
inspected and accepts the premises, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel or improve the vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to the date above recited as the commencement date of this lease, landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date": and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder. After the commencement date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.

     2.   Base Rent and Security Deposit.

     A. Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of Nine Thousand Two Hundred Forty & 73/100 ---------Dollars ($9,240.73----) per
--------------------------------------------------
month. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the lease period shall be prorated.

     3. Use. The demised premises shall be used only for the purpose of A.) receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective

                                      8.

premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

     4.   Taxes

     A. Landlord agrees to pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building; provided, however, that the maximum amount of taxes to be paid by Landlord hereunder during any one real estate tax year shall be ------------1990
                                                                ----------------
Tax Base Year-----------.  If in any real estate tax year during the term hereof
-------------------------
or any renewal or extension the taxes levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building during such tax year shall exceed the sum set forth in the preceding sentence. Tenant shall pay to Landlord as additional rental, upon demand, the amount of such excess. In the event any such amount is not paid within twenty (20) days after the date of landlord's invoice to Tenant, the unpaid amount shall bear interest at the rate of ten percent (10%) per annum from the date of such invoice until payment by Tenant.

     B. In the event the premises constitute a portion of a multiple occupancy building, Tenant agrees to pay Landlord, as additional rental, upon demand, the amount of Tenant's "proportionate share" of the excess taxes referred to in Paragraph A above. Tenant's "proportionate share", as used in this lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained in the building.

     C. If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term of "taxes" for the purposes hereof.

     D. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and ground within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's "proportionate share" (as defined in subparagraph 4(B) above) of the cost of such service.

     E. Any payment to be made pursuant to this Paragraph 4 with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

     5. Landlord's Repairs. Landlord shall at his expense maintain only the roof, foundation and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entrys. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect.
Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

     6.   Tenant's Repairs.

     A. Tenant shall at its own cost and expense keep and maintain all parts of the premises (except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition, and maintaining any spur track serving the premises. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12(A) below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

                                      9.

     B. Tenant shall not damage any demising wall or disturb the integrity and support provided by an demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

     C. In the event the premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. Further, in multiple occupancy buildings, Landlord reserves the right to perform the paving and landscape maintenance, exterior painting and common sewage line plumbing which are otherwise Tenant's obligations under subparagraph A above, and Tenant shall, in lieu of the obligations set forth under subparagraph A above with respect to such items, be liable for its proportionate share (as defined in subparagraph 4(B) above) of the cost and expense of the care for the grounds around the building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, exterior repainting and common sewage line plumbing; provided, however, that Landlord shall have the right to require Tenant to pay such other reasonable proportion of said mowing, shrub care and general landscaping costs as may be determined by Landlord in its sole discretion; and further provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, or such other responsible tenant, shall pay the entire cost thereof, upon demand, as additional rent. Tenant shall pay when due its share, determined as aforesaid, of such costs and expenses along with the other tenants of the building to Landlord upon demand, as additional rent, for the amount of its share as aforesaid of such costs and expenses in the event Landlord elects to perform or cause to be performed such work.

     D. In the event the premises constitute a portion of a multiple occupancy building, Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving or to serve the building, and if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as additional rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks, such share to be a fraction, the numerator of which is the space contained in the premises, and the denominator of which is the entire space occupied by rail users in the building.

     E. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) with thirty (30) days of the date Tenant takes possession of the premises.

     7. Alterations. Tenant shall not make any alterations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.

     8. Signs. Tenant shall have the right to install signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including without limitation discoloration, caused by such installation and/or removal.

     9. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours B.) for the purpose of ascertaining the condition of the premises or in order to

                                      10.

make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     10. Utilities. Landlord agrees to provide at its cost water, electricity and telephone service connections into the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises. C.)

     11. Assignment and Subletting. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the premises without the prior written consent of Landlord. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

     12.  Fire and Casualty Damage.

     A. Landlord agrees to maintain standard fire and extended coverage insurance covering the building of which the premises are a part in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning and Extended Coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12(C), 12(D) and 12(E) below, such insurance shall be for the sole benefit of Landlord and under its sole control. If during the second full lease year after the commencement date of this lease, or during any subsequent year of the primary term or any renewal or extension, Landlord's cost of maintaining such insurance shall exceed Landlord's cost of maintaining such insurance for the first full lease year of the term hereof, Tenant agrees to pay to Landlord, as additional rental, the amount of such excess (or in the event the premises constitute a portion of a multiple occupancy building, Tenant's full proportionate share [as defined in subparagraph 4(B) above] of such excess). Said payments shall be made to Landlord within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this lease bears to a full year.

     B. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     C. If the buildings situated upon the premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (120) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

     D. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12(A) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred (120) days after the date
                                                       ---
upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the contion in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during

                                      11.

the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances D.). In the event that Landlord should fail to complete such repairs and rebuilding within two hundred
(120) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may as its option terminate this lease by delivering written notice o termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

     E. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     F. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

     13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, to the extent caused by negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damage both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenants liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $300,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $50,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies. Certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby. E.)

     14.  Condemnation.

     A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the earlier of when the physical taking of said premises shall occur. F.)

     B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu there of, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. G.)

     C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

                                      12.

     15. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than thirty (30) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (11/2) the rent in effect on the termination date computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this paragraph 15 shall not be construed as Landlord's consent for Tenant to hold over.

     16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

     17. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

          (a) Tenant shall fail to pay any installment of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

          (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          (c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

          (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

          (e) Tenant shall desert or vacate any substantial portion of the premises.

          (f) Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this Paragraph 17), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

     18. Remedies. Upon the occurrence of any of such events of default described in Paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          (a) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice in any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.

          (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

          (c) Enter upon the premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and

                                      13.

Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action

IN THE EVENT TENANT FAILS TO PAY ANY INSTALLMENT OF RENT HEREUNDER AS AND WHEN SUCH INSTALLMENT IS DUE TO THE ADDITIONAL COST TO LANDLORD FOR
PROCESSING SUCH LATE PAYMENTS TENANT SHALL PAY TO LANDLORD ON DEMAND
EQUAL TO FIVE PERCENT (5%) OF SUCH INSTALLMENT; AND THE FAILURE TO PAY
SUCH AMOUNT WITHIN TEN (10) DAYS AFTER EVENT OF DEFAULT HEREUNDER. THE PROVISION FOR SUCH LATE CHARGE SHALL BE IN ADDITION TO ALL OF LANDLORD'S ________________________ OR AT LAW AND SHALL NOT BE CONSTRUED AS LIQUIDATED DAMAGES OR AS LIMITING LANDLORD'S REMEDIES IN _______________.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

     19. Landlord's Lien. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 19 at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

     20. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

     21. Landlord's Default. In the event Landlord should become in default in any payments due on any such mortgage described in Paragraph 20 hereof or in the payment of taxes or any other items which might become a lien upon the premises and which Tenant is not obligated to pay under the terms and provisions of this lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 21 unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

     22. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any

                                      14.

lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease.

     23. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payments required to be made by tenant to Landlord hereunder shall be payable to Landlord at the address herein below set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

          (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

          (c) any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

            LANDLORD:                               TENANT:
     Trammell Crow Company                   Corinth Telecommunication Corp., a subsidiary of
     -----------------------------           ------------------------------------------------
                                             ALCATEL BUSINESS SYSTEMS, INC.
                                             ------------------------------

     6000 Poplar Avenue, Suite 300           P.O. Box 831, Fulton Drive
     -----------------------------           ------------------------------------------------

     Memphis, Tennessee 38119                Corinth, Mississippi 38834
     -----------------------------           ------------------------------------------------

     -----------------------------           ------------------------------------------------

If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     24.  Miscellaneous.

     A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

     C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

     D. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be requested by Landlord. It is understood and agreed that

                                      15.

Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

     E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     F. All obligations of tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by chosen by the Tenant as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair I.) Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 24(f).

     G. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     H. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

     I. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

     25.  Additional Provisions.  SEE ATTACHMENT.

     EXECUTED BY LANDLORD, this 20th day of July, 1989.

     Attest/Witness                     CMSMI-WILLOW 810, LIMITED PARTNERSHIP

/s/ Brenda Braman                    By:  TCC Memphis Industrial Development
--------------------------------     ---------------------------------------
                                           Managing General Partner

Title:  Administrative Assistant     By: /s/ Dudley Mitchell
       -------------------------        ------------------------------------
                                              Dudley Mitchell
                                              President
EXECUTED BY TENANT, this ____ day
of _____, 19___

Attest/Witness                       CORINTH TELECOMMUNICATIONS CORP., A
                                     SUBSIDIARY OF ALCATEL BUSINESS SYSTEMS,

/s/ Shelia A Morrow                  By: /s/ Steve J. Fry
----------------------------            ------------------------------------

Title:  Executive Secretary          Title:  President
      ----------------------               ---------------------------------

                                      16.

     25.  ADDITIONAL PROVISIONS.

     A.) general office uses, sales, administration, engineering and testing of communication equipment.

     B.) Provided Landlord gives to Tenant at least 24 hour notice unless such notice is waived by Tenant.

     C.)  Tenant's space shall be separately metered.

     D.) In the event Landlord and Tenant cannot agree on a fair and reasonable reduction in rent, Landlord and Tenant shall select a mutually agreed upon neutral third party to decide upon the rental reduction. The decision of this third party shall be binding.

     E.) To the extent not covered by the insurance to be provided by Tenant as requested above; Landlord shall indemnify and hold harmless the Tenant's employees, agents, or invitees from any loss, liability, claims, suits, costs, and expenses including without limitation any reasonable attorney fees arising out of negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain within a reasonable time after receipt of written notice from Tenant of needed repairs except injury to persons or property the sole cause of which is the negligence or misconduct of Tenant, employees, agents or invitees.

     F.) or receipt of written confirmation from the appropriate governmental authority of such taking.

     G.) In the event Landlord and Tenant cannot agree on a fair and reasonable reduction in rent, Landlord and Tenant shall select a mutually agreed upon neutral third party to decide upon the rental reduction. The decision of this third party shall be binding.

     H.) except those damages caused by the negligence of the Landlord or by the Landlord's misconduct.

     I.) Tenant may choose its own independent contractor to perform such work provided such work compiles with standard Trammell Crow construction specifications attached to and made a part of this Lease Agreement.

     J.) Landlord will provide tenant improvements as delineated in Exhibit "B" of this Lease Agreement. These tenant improvements will be constructed to Trammell Crow's specifications attached hereto and made a part of this Lease Agreement. Any tenant improvements not shown in Exhibit "B" of this Lease Agreement or any additional tenant improvements over and above standard Trammell Crow specifications attached hereto and made a part hereof shall be paid for by the Tenant. Trammell Crow will supply standard 30 ounce plush carpeting in those areas indicated on Exhibit "B" of this Lease Agreement and standard vinyl composition tile in those areas delineated in Exhibit "B" of this Lease Agreement. Trammell Crow will supply a $.30 per square foot allowance for vinyl wallcovering. Any overages above $.30 per square foot for more expensive vinyl wallcovering shall be paid for by the Tenant.

     K.) The term "Hazardous Substances," as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities that are part of the ordinary course of Tenant's business (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environment Laws and have been approved in advance in writing by Landlord: (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Landlord: (iii) no portion of the premises will be used as a landfill or dump: (iv) Tenant will not install any underground tanks of any type: (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance: (vi) Tenant will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If, at any time during or after the term of the lease, the premises is found to be so contaminated or subject to said conditions, Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the premises by Tenant. The foregoing indemnification shall survive the termination or expiration of this lease.

     L.) Landlord shall have the right at any time during the term hereof, upon giving Tenant not less than sixty (60) days prior written notice, to provide and furnish Tenant with space elsewhere in the property of approximately the same size as the Premises and remove and place Tenant in such space, with Landlord to pay all reasonable costs and expenses incurred as a result of

                                      17.

such removal of Tenant. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said sixty (60) days period, Landlord shall have the right to cancel and terminate this Lease effective ninety (90) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space and such new space shall thereafter be deemed to be the Premises as though Landlord and Tenant had entered into an expressed written amendment of this Lease with respect thereto.

     M.) Landlord agrees to contract for an/or provide trash collection and containers for trash at the above described project and to provide necessary landscape, lawn maintenance, parking lot cleanup and water as provided by Memphis Light, Gas and Water Division but to be metered in Tenant's space for the entire project. The cost of providing the trash container and charges for trash collection, as well as landscape, lawn maintenance and parking lot cleanup and water as provided by Memphis Light, Gas & Water Division, but to be metered in Tenant's space, shall be paid for by Tenant. Landlord will pay for said services and bill on a monthly or quarterly basis for its pro rata share based on the percentage that Tenant occupies in relationship to the total square footage in above described project. The percentage of any unleased space shall be the expense of the Landlord. Tenant agrees to reimburse Landlord for such expenses within ten (10) days of receipt of the invoice submitted for said services. Landlord agrees to maintain above described project in an orderly and "Class A" manner at all times; however, agrees to provide above described services at a competitive price. Common Area Maintenance (CAM) shall not exceed $.25 per square foot during the initial term of this Lease Agreement. In no event shall Common Area Maintenance (CAM) exceed $.20 per square foot during 1989 and 1990.

     N.)  Landlord will supply and install blinds for the Leased Premises.

     O.) Tenant shall be responsible for the transportation of the Tenant's Liebert unit to the Leased Premises. Landlord will be responsible for installing said Liebert unit.

     P.) It is hereby agreed by and between the parties hereto that Tenant shall be and is hereby granted occupancy of the Leased Premises on a rent-free basis upon the terms and conditions of the Lease Agreement (excluding the payment of rent) from October 1, 1989 to April 30, 1990. Upon the expiration of the above described rent-free period, all terms and conditions of the Lease Agreement (including the payment of rent) shall be in force and effect without action by either party hereto. Should the commencement date change Landlord will have seven (7) months free rent starting from the new commencement date.

     Q.) Provided Tenant is not in default hereunder, Tenant shall have an option to lease an additional 6,793 square feet of space located on the adjacent west side of Tenant's current Leased Premises as referenced in Exhibit "C" which is attached hereto and made a part hereof, hereinafter referred to as the "Expansion Premises" by giving written notice to the Landlord. Landlord agrees with respect to the "Expansion Premises" that any lease with any other Tenant for the 6,793 square feet shall contain a clause permitting Landlord to relocate such Tenant to other space in Willow Lake Business Park provided, that such space is available. Landlord shall not be liable or considered in default of this Lease Agreement should Landlord not have space available to relocate any existing tenant that might be located within the "Expansion Premises". Upon receipt of written request from Tenant, Landlord shall promptly meet and negotiate with Tenant as to the rental rate so that Tenant may decide whether to exercise its expansion option. This option is given upon the following additional terms and conditions: 1.) Landlord will commence the relocation process of any existing tenant in the "Expansion Premises" if any, upon the execution of a mutually acceptable lease agreement for the "Expansion Premises". Promptly upon receipt of Tenant's notice of exercising his option to lease additional space, Landlord shall prepare and provide Tenant with a written lease agreement consisting with the terms hereof. 2.) Alcatel shall not be liable for any costs associated with the relocation of existing tenants in the "Expansion Premises". 3.) The option to lease additional space in the "Expansion Premises" shall be an ongoing option applicable throughout the term of this lease as well an into any option periods. Should Tenant decide to exercise this option to expand, Tenant must expand by the entire 6,793 square feet. 4.) Provided that Tenant notifys Landlord in writing of its election to expand its premises, Tenant shall have the right to lease the "Expansion Premises" under the same terms and conditions of this Lease Agreement except the rental rate shall be the current market rate for comparable space in Willow Lake Business Park. Landlord shall provide Tenant will possession of the "Expansion Premises" not more than ninety (90) days after the receipt of a fully executed lease agreement for such "Expansion Premises", except in such case that improvements, requested by Tenant for completion by Landlord, reasonably require additional time for the substantial completion. Landlord agrees to use reasonable diligence to deliver possession of the "Expansion Premises" within the period set forth above. However, Landlord shall not be liable for the failure to give possession of the "Expansion Premises" within the time set forth above by reason of the holding over or retention of possession by any tenant of the "Expansion Premises", nor shall such failure impair the validity of this Lease Agreement; provided, that Landlord shall use its best efforts to cause the prompt removal of any such tenants.

                                      18.

     R.) In the event that Tenant's space is substantially not ready for occupancy by October 1st due to significant delays in construction of the leased premises, Landlord will amend this Lease Agreement to reflect a later start date and later expiration date to allow for the completion of leasehold improvements.

                                                                  LANDLORD /s/DM
                                                                           -----

                                                                  TENANT /s/SJF
                                                                         ------

                                      19.

     S.) In addition, Tenant agrees to deposit with Landlord the date hereof the sum of fifty thousand dollars and no cents Dollars ($50,000.00), which sum be held by Landlord without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord immediately following the end of the third year of this lease.

                                                                  LANDLORD /s/DM
                                                                          ------

                                                                  TENANT /s/SJF
                                                                         -------

                                      20.

EXHIBIT "A" TO LEASE AGREEMENT NO. 2267 DATED 07/24/89 BY AND
-------------------------------------------------------------

BETWEEN CMSMI-WILLOW 810, LIMITED PARTNERSHIP AND CORINTH
---------------------------------------------------------

TELECOMMUNICATIONS CORP., A SUBSIDIARY OF ALCATEL BUSINESS
----------------------------------------------------------

SYSTEMS, INC.
-------------



PREMISES:  Said space shall consist of approximately 368 square feet of
---------
warehouse space and approximately 14,927 square feet of office space for a total of 15,295 square feet located at 4119 Willow Lake Boulevard, Willow Lake Business Park, Building No. 8, Memphis, Tennessee 38118.

                                                                  LANDLORD /s/DM
                                                                          ------

                                                                  TENANT /s/SJF
                                                                        --------

                                      21.

                                   [DIAGRAM]

                                      22.